UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 5, 2015

Shutterstock, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-35669	80-0812659
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

350 Fifth Avenue, 21st Floor

New York, New York 10118

(Address of principal executive offices, including zip code)

(646) 419-4452
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                        Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                        Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                        Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                        Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02                   Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)                                  On October 5, 2015, Shutterstock, Inc. (the “Company”) entered into a Severance and Release Agreement (the “Agreement”) with Timothy E. Bixby, the Company’s former Chief Financial Officer and Treasurer who remains employed by the Company in a transitional capacity until on or around November 9, 2015 (the “Separation Date”).

Pursuant to the terms and conditions of the Agreement, Mr. Bixby will receive the following severance benefits from the Company:

•                  severance in an amount equal to twelve months of Mr. Bixby’s base salary ($400,000), which will be paid in three equal installments over a period of time ending on or around the one year anniversary of the Separation Date;

•                  a lump sum payment equal to Mr. Bixby’s target bonus for fiscal 2015 (68% of his base salary), pro-rated based on the number of days worked during fiscal 2015 through the Separation Date, relative to 365 days;

•                  reimbursement for premiums paid for coverage pursuant to the Consolidated Omnibus Budget Reconciliation Act of 1985, as amended (COBRA), for Mr. Bixby and his eligible dependents for up to twelve months;

•                  accelerated vesting as to all of Mr. Bixby’s unvested and outstanding equity awards that would have vested through the later of (x) October 2, 2016 and (y) the twelve-month anniversary of the Separation Date;

•                  the post-separation exercise period for Mr. Bixby’s outstanding vested options will be extended to approximately eighteen months following the Separation Date; and

•                  outplacement services at a total cost to the Company not to exceed $5,000.

The foregoing description of the Agreement is qualified in its entirety by the text of the Agreement, which is filed herewith as Exhibit 10.1 and is incorporated herein by reference.

Item 9.01.                                        Financial Statements and Exhibits

(d)                                 Exhibits.

10.1                        Severance and Release Agreement, dated October 5, 2015, by and between Shutterstock, Inc. and Timothy E. Bixby

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SHUTTERSTOCK, INC.

Dated: October 8, 2015	By:	/s/ Steven Berns
Steven Berns
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Exhibit Description

10.1	Severance and Release Agreement, dated October 5, 2015, by and between Shutterstock, Inc. and Timothy E. Bixby